EXHIBIT 10-A


Indiana Gas Company, Inc. / Indiana Energy Services, Inc.
Gas Sales And Management Services Agreement
January 1, 1996



         GAS SALES AND MANAGEMENT SERVICES AGREEMENT

This Gas Sales and Management Services Agreement
("Agreement") is entered and effective the 1st day of January, 1996, by and between INDIANA GAS COMPANY, INC.
("Buyer") and INDIANA ENERGY SERVICES, INC. ("Seller")
(collectively, the "Parties"). Buyer and Seller agree as follows:

                          Recitals:
1. Seller is a corporation incorporated and existing under the laws of the State of Indiana, with its principal place of business at 1630 North Meridian Street, Indianapolis, Indiana.

2. Buyer is a corporation incorporated and existing under the laws of the State of Indiana, with its principal place of business at 1630 North Meridian Street, Indianapolis, Indiana.

3. This Agreement contains the mutual promises and covenants pursuant to which Buyer as a purchaser of natural gas and management services, and Seller as a merchant of natural gas and management services, shall perform the transactions described herein.

4. Under this Agreement, Seller agrees to provide natural gas and management services consistent with the terms and conditions contained herein.

                        Definitions:
The following terms shall have the following definitions for this Agreement and its Appendices:

1. The term "Transporter" shall mean the transporting pipeline(s) to Buyer, for example, ANR, PEPL, Texas Gas or TETCO as applicable to the transaction involved.

2. Transporters' names shall include, without limitation:
            The term "ANR" shall mean ANR Pipeline Company.
            The term "PEPL" shall mean Panhandle Eastern Pipe
               Line Company.
            The term "Texas Gas" shall mean Texas Gas
               Transmission Corporation.
            The term "TETCO" shall mean Texas Eastern
               Transmission Corporation.

3. The term "Transporter's Tariff" shall mean the tariff provisions of Transporter, as approved by the Federal Energy Regulatory Commission, or any successor thereto, ("FERC"), including changes to such tariff made after this Agreement is effective, and Buyer's or Seller's contractual arrangements with Transporter. If FERC should determine that Transporter's Tariff shall cease to apply, in whole or in part, to transactions hereunder, the Parties will promptly meet to determine and negotiate mutually acceptable replacement guidelines and standards. In that event, until an agreement is reached, the most recently effective Transporter's Tariff shall continue to apply.

4. The term "Btu" shall mean British thermal unit, as defined in Transporter's Tariff.

5. The term "Contract Month" shall mean a calendar month during the effectiveness of this Agreement, as interpreted in light of Transporter's Tariff.

6. The term "Day" shall be defined as it is defined in Transporter's Tariff, or as applied by Transporter.

7. "Delivery Points" shall mean the points of delivery of Gas from Seller to Buyer as specified in Appendix A.

8.      The term "Gas" shall mean natural gas.

9. The term "Marketed Quantities" shall mean all quantities marketed by Seller under Article 4 of this Agreement.

10. The terms "MMBtu", "Dekatherm" or "DTH" shall mean one million (1,000,000) Btus.

11. The term "Maximum Daily Quantity" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points on a particular day.

12. The term "Maximum Seasonal Quantity" shall mean the maximum quantity of Gas which Seller shall be obligated to supply on a firm basis to Buyer's Delivery Points in a summer or winter season.

13. The term "Nominated Daily Quantity" shall mean the quantity of Gas nominated on a particular day to Buyer's
        Delivery Points and to storage for Buyer.

14. The term "Summer" shall mean the summer season months of April through October, inclusive.

15. The term "Winter" shall mean the winter season months of November through March, inclusive.

16. The term "Portfolio Contracts" shall mean all storage and transportation agreements to which Buyer is a party and which are utilized to provide Gas to Buyer.

                    Article 1 - Gas Sales
1.1 Seller represents, agrees, and warrants that Seller can and shall stand ready to provide on a firm basis for Buyer's purchase at Buyer's Delivery Points the daily and seasonal quantities of Gas set forth herein.

1.2 During the term of this Agreement, unless Seller is unable to meet Buyer's Gas requirements, Buyer agrees
        Seller shall be its sole supplier of Gas.

1.3 The maximum daily quantities of Gas which Seller shall be obligated to provide on a firm basis at Buyer's
        Delivery Points are Buyer's Maximum Daily Quantities specified in Appendix B.

1.4 The maximum seasonal quantities which Seller shall be obligated to provide on a firm basis at Buyer's
        Delivery Points are Buyer's Maximum Seasonal Quantities specified in Appendix B.

1.5 Under this Agreement Seller may fulfill its obligation to provide Gas sales to Buyer by using both the Portfolio Contracts and contracts entered into by and between Seller and third parties, including suppliers, pipelines and other service providers. Seller shall not be obligated to enter into commitments with suppliers, pipelines or other service providers which extend beyond the term or scope of this Agreement.

                Article 2 - Gas Sales Charges
2.1     For all Maximum Daily Quantities specified in
        Appendix B, Buyer agrees to pay Seller each Contract Month the then-applicable transportation and storage costs to stand ready to deliver Gas to Buyer's Delivery Points on a firm basis. Appendix C contains the currently-effective methodology for determining the applicable storage and transportation costs.

2.2     For all Maximum Seasonal Quantities specified in
        Appendix B, Buyer agrees to pay Seller each Contract
        Month the applicable supplier reservation costs specified in Appendix D, as updated from time to time as provided in Article 7.

2.3 For all commodity quantities, Buyer shall pay to Seller each Contract Month an amount determined by multiplying the applicable Nominated Daily Quantities for the Contract Month, by the applicable price per MMBtu as determined pursuant to the pricing provisions of Appendix
        E. These pricing provisions shall reflect pricing methods for Gas supply, and all other variable costs incurred by Seller as provided in Appendix E. The other variable costs shall include, without limitation, transportation commodity or usage charges, injection and withdrawal costs, volumetric surcharges, and fuel as reflected in each Transporter's Tariff and the applicable service agreements.

2.4 Buyer will pay taxes, if any, which are imposed with respect to Gas delivered hereunder and which are not reflected in the pricing methods in Appendix E.

          Article 3 - Portfolio Management Services
3.1 Buyer and Seller agree Seller shall provide all of Buyer's portfolio management services as necessary to assure a reliable supply of Gas to meet Buyer's Gas requirements.

3.2 Seller shall manage all of the Portfolio Contracts. Services provided shall include Gas acquisition, the scheduling of receipt and delivery quantities with Gas suppliers and pipeline transporters, pipeline storage inventory management, supply and portfolio planning, and periodic portfolio management reporting.

3.3 The Parties agree to act in a timely manner to assign, release, or enter into agency agreements for all of the Portfolio Contracts and Buyer's Gas supply agreements.

3.4 Seller shall provide Gas supply planning as part of its portfolio management service. Seller shall prepare Gas supply plans on a seasonal, monthly and daily basis for Buyer. Operating procedures shall be agreed to by the Parties to govern the preparation and implementation of the supply plans.

3.5 Seller shall provide portfolio planning as part of its portfolio management service. Seller and Buyer shall review periodically Buyer's Portfolio Contracts for potential changes. Seller shall represent Buyer in negotiations with suppliers and pipelines to effectuate the portfolio changes.

3.6 Seller agrees to provide Buyer federal regulatory management services during the term of this Agreement. Seller shall review all FERC regulatory filings that could reasonably be expected to impact the Gas sales or management services provided by Seller to Buyer. Seller shall inform Buyer on a timely basis of Seller's review and analysis. Buyer shall timely communicate its interests to Seller. Seller shall provide for representation of Buyer's interests in federal regulatory proceedings. Seller shall provide Buyer with periodic written reports on the status of federal regulatory proceedings in which Seller represents Buyer.

          Article 4 - Marketing Management Services
4.1 The Parties agree that Seller shall provide all of Buyer's marketing management services, as provided in this Article 4, during the term of this Agreement.

4.2 Seller agrees to actively pursue the sale at market prices of otherwise unutilized storage and transportation entitlements paid for by Buyer pursuant to this Agreement. These entitlements may be marketed by Seller to any retail or resale customer. Seller shall credit to Buyer all amounts so realized by Seller for these otherwise unutilized entitlements.

4.3 Seller shall manage the Gas acquisition and pricing determination portions of Buyer's Interruptible Company-supplied Gas supply sales pursuant to Buyer's Appendix B to its I.U.R.C. Tariff for Gas service, as the same may be in effect from time to time.

            Article 5 - Management Services Fees
5.1     For portfolio management services provided under
        Article 3 during the term of this Agreement, each Contract Month Buyer agrees to pay Seller the portfolio management service fee as specified in Appendix F.

5.2     For marketing management services provided under
        Article 4 during the term of this Agreement, each Contract Month Buyer agrees to pay Seller the marketing management services fee as specified in Appendix F.

                      Article 6 - Term
6.1 The initial term of this Agreement shall extend until October 31, 2000. If neither party terminates this Agreement by written notice at least two (2) calendar years prior to expiration of the initial term, the Agreement will remain in effect for an additional one (1) year after the original expiration date. Thereafter, the Agreement will continue year to year unless terminated with two (2) years prior written notice provided prior to November 1 of any year.

              Article 7 - Changes to Appendices
7.1 The Parties agree to make changes to Appendix A as necessary to reflect Buyer's pipeline delivery point changes.

7.2 The Parties agree that Appendix B will be subject to change upon the provision of prior, timely written notice from Buyer to Seller of such change, including the basis for the change, and subject to the terms of this Agreement. Unless otherwise agreed to by the Parties, any such change shall be effective no sooner than sixty
        (60) days after Buyer's notice. Such changes will be conditioned on Buyer's agreement to pay applicable costs associated with the change.

7.3 The Parties agree that Appendices C, D and E will be subject to change from time to time as provided in those appendices.

7.4 The Parties agree that changes to Appendices F and H will occur only upon mutual written agreement.

7.5 The Parties agree that changes in Appendix G can be made by either party at any time.

                   Article 8 - Operations
8.1 Buyer and Seller agree to accept for purposes of this Agreement the applicable quality, delivery pressure, measurement and other applicable rules, procedures, guidelines, tariff provisions, contractual arrangements and policies of suppliers or Transporter, as the same may change from time to time.

                  Article 9 - Force Majeure
9.1 All obligations of the Parties to this Agreement shall be suspended while and only for so long as compliance is prevented by a cause beyond the control of the party claiming force majeure, such as an "Act of God", war, civil disturbance, operational or performance failure or declaration of force majeure by a supplier, leased storage field operator, or transporter, operational flow order(s), Federal or State or local law, or binding order of a court or governmental agency, provided the suspension shall be only to the extent performance was prevented by the event of force majeure and provided the party claiming force majeure provides notice by telephone or by telecopy with reasonably full particulars to the other party at or near the time the party becomes aware of the force majeure. A party claiming force majeure hereunder shall have the duty to make all reasonable efforts to remedy the force majeure condition as promptly as possible.

9.2 Notice of force majeure must be provided to the representatives designated in Appendix G for Buyer or Seller.

                   Article 10 - Penalties
10.1 Seller shall be liable for all penalties, cashouts, or other costs imposed on Buyer or Seller by any third Parties, including Seller's transporters and Transporter, to the extent that such penalties, cashouts or other costs are caused by Seller's actions or inaction. Buyer shall be liable for all penalties, cashouts, or other costs imposed on Buyer or Seller by any third Parties, including Seller's transporters and Transporter, to the extent that such penalties, cashouts or other costs are caused by Buyer's actions or inaction.

              Article 11 - Billing and Payment
11.1 Following each Contract Month Seller shall furnish, or have furnished, an itemized statement to Buyer stating the amounts due Seller pursuant to this Agreement (the "Statement"). Following the receipt of Seller's Statement, Buyer shall make payment by the due date. Invoice date, due date, and payment method shall be as specified in Appendix H.

11.2 Interest shall accrue on all late payments commencing on the applicable due date at the then current prime rate of National City Bank, Indianapolis, Indiana, or its successor, or the maximum lawful rate, whichever is lower.

                    Article 12 - Remedies
12.1 If Seller fails to deliver scheduled Gas and such inability to deliver is not excused under this Agreement, then Seller shall reimburse Buyer for the amount of increased cost to Buyer of acquiring replacement Gas. The amount owed by Seller to Buyer hereunder shall be calculated as the product of (a) the difference, if positive, between (i) the increased price paid for replacement Gas, including any additional transportation, fuel and other variable costs incurred to receive such replacement Gas, and
        (ii) the then applicable commodity charge, and (b) the difference between the scheduled Gas and the quantity of Gas actually delivered by Seller. Buyer and Seller agree to act in good faith with respect to purchases of such replacement Gas so as to minimize Seller's obligations to Buyer under this Section.

12.2 If Buyer fails to receive the Gas as scheduled and such inability to receive is not excused under this Agreement, then Buyer shall reimburse Seller for the loss resulting therefrom. The amount owed by Buyer to Seller hereunder shall be calculated as the product of
        (a) the difference, if positive, between (i) the then applicable commodity charge and (ii) the lesser price received from a third party purchaser, including any additional transportation, fuel and other variable costs incurred to deliver Gas to a third party purchaser, and (b) the difference between the scheduled Gas and the quantity of Gas actually received by Buyer. Seller and Buyer agree to act in good faith with respect to sales of such Gas to a third party purchaser so as to minimize Buyer's obligations to Seller under this Section.

12.3 If the failure of Seller or Buyer under 12.1 or 12.2 above is substantial and is not cured after reasonable written notice, the non-failing party may, in addition to the other remedies provided by this Article 12, elect to terminate this Agreement prospectively.

12.4 The Parties agree that the actual losses incurred by a party as a result of the other party's failure to deliver or receive quantities of Gas would be uncertain and impossible to determine with precision. As a result, the remedies provided in accordance with this
        Article 12 for the failure to deliver or receive certain quantities of Gas, respectively, shall be the failing party's entire and sole liability to the non-failing party, and the right to recover such remedies shall be the non-failing party's sole and exclusive remedy for the failing party's failure or breach of its obligation to deliver or receive the scheduled Gas under this Agreement. The remedies provided pursuant to this Article are in lieu of and exclude any and all other liabilities of the failing party as may be provided by contract, equity, or law for any such failures or breaches, including, without limitation, the obligation of either party to deliver or receive quantities hereunder in relation to the sale or purchase of Gas to or from other parties.

                 Article 13 - Correspondence
13.1 Except as provided in Article 9.2, any notice, statement or bill shall be in writing and shall be duly delivered when (a) mailed, postage prepaid, by registered, certified, or first class mail, or (b) sent by prepaid overnight delivery to the applicable address, or (c) sent by hand delivery, or (d) sent by telecopy directed to the appropriate person and telecopy number with hard copy also delivered as in
        (a), (b) or (c) above. Addresses, telephone numbers, and telecopy numbers are specified in Appendix G.
        Buyer or Seller may change the notice information in Appendix G by providing new designations to the other party by registered or certified mail.

      Article 14 - Renegotiation to Preserve Agreement
14.1 If any provision of this Agreement is declared or rendered unlawful by a court of law or regulatory authority with jurisdiction over either of the Parties or deemed unlawful because of a statutory or other change in the law, or if either party suffers a substantial economic detriment due either to a determination relating to this Agreement by such an authority, or as a result of fundamental changes in the market place or other substantial changes in existing circumstances, the Parties will promptly meet to determine and negotiate a mutually acceptable agreement on such replacement provisions necessary to maintain the benefits and obligations that arise under this Agreement.

                 Article 15 - Miscellaneous
15.1 This Agreement is subject to all applicable laws, orders, rules, and regulations of any State or Federal governmental body or official having jurisdiction and both Seller and Buyer agree that the transactions agreed to hereunder shall be conditioned upon compliance with all such laws, orders, rules, and regulations.

15.2 Seller and Buyer expressly agree that laws of the State of Indiana shall govern the validity, construction, interpretation and effect of this Agreement, without regard to principles of conflicts of law.

15.3 Either party may pledge, mortgage or assign its rights hereunder as security for indebtedness or assign this Agreement to an affiliate. This Agreement is otherwise non-assignable except with the prior written consent of Buyer and Seller.

15.4 This Agreement is conditioned on the continued solvency of Buyer and Seller. If one party becomes insolvent or seeks bankruptcy relief, the other party may prospectively terminate this Agreement on prior written notice without further obligation other than to pay for services or Gas previously provided.

15.5 Notwithstanding any other provisions herein, the Parties hereto waive any and all rights, claims, or causes of action arising under this Agreement for incidental, consequential or punitive damages.

15.6 Neither Buyer nor Seller intend for the provisions of this Agreement to benefit any third party. No third party shall have any right to enforce the terms of this Agreement against Buyer or Seller.

15.7 The Parties acknowledge that their respective business records and information are confidential in nature and may contain proprietary and trade secret information. Notwithstanding the foregoing, Seller agrees to provide Buyer access to those records required to verify Seller's Statements to Buyer. Confidential records and information in the possession of either party shall not be divulged to third parties without prior consent of the other party.

15.8 In interpretation and construction of this Agreement, no presumption shall be made against any party on grounds such party drafted the Agreement or any provision thereof.

15.9 No waiver by either party of one or more defaults or breaches by the other in performance of any of the terms or provisions of this Agreement shall operate or be construed as a waiver of any future default or breach, whether of a like or of a different character.

15.10 The terms and conditions contained herein constitute the full and complete agreement between the Parties and any change to be made must be submitted in writing and executed by both Parties.

15.11   Each party represents that it has all necessary
        power and authority to enter into and   perform its
        obligations under this Agreement and that this Agreement constitutes a legal, valid and binding obligation of that party enforceable against it in accordance with its terms, except as such enforceability may be affected by any bankruptcy law or the application of principles of equity.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement in duplicate originals.

"SELLER"
INDIANA ENERGY SERVICES, INC.

By:   /s/Carl L. Chapman
        (Signature)
      Carl L. Chapman
         (Name)
Its:  President
         (Title)

"BUYER"
INDIANA GAS COMPANY, INC.

By:   /s/Jerrold L. Ulrey
         (Signature)
      Jerrold L. Ulrey
          (Name)
Its:  Vice President - Gas Supply and Rates
         (Title)


Indiana Gas Company, Inc. / Indiana Energy Services, Inc.
Gas Sales And Management Services Agreement


                      APPENDICES INDEX

Appendix            Title
A         Buyer's Delivery Points
B         Buyer's Maximum Quantities
C         Storage and Transportation Costs
D         Supplier Reservation Costs
E         Commodity Purchases
          a.  Gas Supply Charges
          b.  Other Variable Costs
F         Management Services Fees
          a.  Portfolio Management Fee
          b.  Marketing Management Fee
G         Notices
H         Invoice/Payment Data

            APPENDIX A - Buyer's Delivery Points
                      North/East System
Delivery Point
2509      Dana
2510      Danville
2515      Elwood
2516      Fairmont
2530      Noblesville
2531      North Salem
2535      Richmond
2538      Tipton
2576      Huntington
2597      Crawfordsville
2605      Upland
2684      Unionport
2751      Montpelier
2754      Sheridan
2757      Bloomingdale
2772      Newport
2780      Lebanon
2795      Anderson
2796      Zionsville
2812      Carpentersville
2822      Fowlerton
2823      Richmond
5233      Anderson 121N Rural
5530      Cent. Ind. Rurals
5531      West of Zions
5532      North of Zions
5534      East of King
5864      King
010530010 East Hancock School
010530030 Hope
010530070 Dunkirk

            APPENDIX A - Buyer's Delivery Points
                 Central/Terre Haute System
Delivery Point
14411          Bedford
14412          Bedford
14421          Cloverdale
14431          Columbus
14432          Columbus
14433          Columbus
14441          Martinsville
14451          Greencastle
14452          Greencastle
14461          Bargersville
14463          Bargersville
14481          Mitchell
14482          Mitchell
14491          Needmore
14492          Needmore
14493          Needmore
14501          Seymour
14511          Waynesville
14512          Waynesville
14521          Rural (Mitchell)
14522          Rural (Martinsville)
14523          Rural (Terre Haute)
14531          Crane
14533          Crane
18411          Clay City
18412          Clay City
18413          Clay City
18414          Clay City
18421          Sand Cut
18422          Sand Cut
18423          Sand Cut
18424          Sand Cut

            APPENDIX A - Buyer's Delivery Points
           Central/Terre Haute System (Continued)
Delivery Point
18431          Brazil
18432          Brazil
18441          Center Point
18442          Center Point
18443          Center Point
18444          Center Point
18451          Clinton
18452          Clinton
18461          Hercules Clinton
18462          Hercules Clinton
18491          Terre Haute-2
18492          Terre Haute-2
18501          Terre Haute-3
18502          Terre Haute-3
18511          Terre Haute-4
18521          Stuckey Rd.
18522          Stuckey Rd.
18523          Stuckey Rd.
18531          Rural Ind.
18541          Terre Haute-6
18542          Terre Haute-6
18571          Magaret (Terre Haute)
18573          Magaret (Terre Haute)
037047100 West Shelbyville

            APPENDIX A - Buyer's Delivery Points
                        South System
Delivery Point
17031          Locust, KY
17032          Locust, KY
17251          Crestwood, KY
17252          Crestwood, KY


                      Greensburg System
Delivery Point
70017          Greensburg
70940          Westport

Amendment
     Seller and Buyer agree that this Appendix A may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix A.


INDIANA ENERGY SERVICES, INC.      INDIANA GAS COMPANY, INC.

By: /s/Carl L. Chapman         By: /s/Jerrold L. Ulrey
    Carl L. Chapman                Jerrold L. Ulrey
Its:  President                Its:  Vice President-Gas Supply & Rates


           APPENDIX B - Buyer's Maximum Quantities

Maximum Daily Quantities (in Dth)

                      Central/
Month     North/East Terre Haute    South    Greensburg
January   500,263     225,760      67,050     8,126
February  489,004     238,600      63,421     7,645
March     406,915     190,327      49,525     6,040
April     279,473     128,138      28,020     3,690
May       224,802     102,132      17,295     2,622
June      154,174      70,537      14,837     2,654
July      121,590      52,664       9,527     2,049
August    121,305      52,524       9,498     2,044
September 185,179      87,589      19,957     3,234
October   276,079     109,178      35,351     5,121
November  381,044     187,126      46,140     5,834
December  498,411     224,778      65,571     7,896


Maximum Seasonal Quantities (in Dth)

                      Central/
Month     North/East Terre Haute    South    Greensburg
Summer    14,864,954   9,033,530   1,818,879   341,116
Winter    37,679,047  20,333,923   5,513,673   697,711

           APPENDIX B - Buyer's Maximum Quantities

Amendment
     Seller and Buyer agree that this Appendix B may be amended as provided in this Agreement, which amendment ultimately will be memorialized in a revised Appendix B.


INDIANA ENERGY SERVICES, INC.      INDIANA GAS COMPANY, INC.

By: /s/Carl L. Chapman         By: /s/Jerrold L. Ulrey
    Carl L. Chapman                Jerrold L. Ulrey
Its:  President                Its:  Vice President-Gas Supply & Rates

        Appendix C - Storage and Transportation Costs

     The transportation and storage costs shall be determined based upon the rates and charges applicable under each Transporter's Tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement. While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.

North/East System
PEPL
Contract No.        Tariff Sheet No.
11713               Sheet No. 11
11714               Sheet No. 5
11715               Sheet No. 5
11716               Sheet No. 5
11718               Sheet No. 5
11719               Discounted Rate Agreement
11720               Discounted Rate Agreement
11721               Sheet No. 5
12044               Sheet No. 11
12045               Sheet No. 5


        APPENDIX C - Storage and Transportation Costs

North/East System (continued)
ANR
Contract No.        Tariff Sheet No.
X-22                Sheet No. 16
                    Sheet No. 14
                    Sheet No. 15
19100               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18
20250               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18
20300               Sheet No. 7
                    Sheet No. 17
                    Sheet No. 17A
                    Sheet No. 18
32300               Sheet No. 10
33050               Sheet No. 10
70300               Sheet No. 68G
TBD-1               Discount Agreement

ANR Storage Company
Contract No.        Tariff Sheet No.
TBD-2               Discount Agreement

        Appendix C - Storage and Transportation Costs
Central/Terre Haute System
Texas Gas G-3
Contract No.        Tariff Sheet No.
N0325               Sheet No. 10
                    Sheet No. 226
                    Sheet No. 226F
                    Sheet No. 226L
T3780               Sheet No. 11
                    Sheet No. 226
                    Sheet No. 226F
                    Sheet No. 226L
TBD-3               Discount Rate Agreement
South System
Texas Gas G-4
Contract No.        Tariff Sheet No.
N0420               Sheet No. 10
                    Sheet No. 226
                    Sheet No. 226F
                    Sheet No. 226L
T3739               Sheet No. 11
                    Sheet No. 226
                    Sheet No. 226F
                    Sheet No. 226L
Greensburg System
Texas Eastern
Contract No.        Tariff Sheet No.
800171              Sheet No. 35
400109              Sheet No. 43
TBD-4               Discount Rate Agreement

Trunkline
Contract No.        Tariff Sheet No.
TBD-5               Discount Rate Agreement

Amendment
     Seller and Buyer agree that this Appendix C may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix C.


INDIANA ENERGY SERVICES, INC.      INDIANA GAS COMPANY, INC.

By: /s/Carl L. Chapman         By: /s/Jerrold L. Ulrey
  Carl L. Chapman                  Jerrold L. Ulrey
Its:  President                Its:  Vice President-Gas Supply & Rates

           APPENDIX D - Supplier Reservation Costs

                 Supplier Reservation Costs
              January 1, 1996 to March 31, 1996

System                            Winter      Summer
North/East                       $441,529       0
South /Central/Terre Haute       $279,235       0
Greensburg                       $  6,212       0

Amendment
     Seller and Buyer agree that this Appendix D may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix D.


INDIANA ENERGY SERVICES, INC.      INDIANA GAS COMPANY, INC.

By: /s/Carl L. Chapman            By: /s/Jerrold L. Ulrey
    Carl L. Chapman                     Jerrold L. Ulrey
Its:  President                Its:  Vice President-Gas Supply & Rates

               Appendix E- Commodity Purchases

     This Appendix E addresses the gas supply and other variable costs applicable to Nominated Daily Quantities, as identified below.
For Monthly Baseload Purchases:
     Buyer shall pay to Seller each Contract Month an amount determined by multiplying the monthly baseload quantities of Gas scheduled for Buyer's purchase under this Agreement during the Contract Month, by a price per MMBtu determined using the first monthly index for Inside FERC's GAS MARKET REPORT, in the table "PRICES OF SPOT GAS DELIVERED TO INTERSTATE PIPELINES" for the applicable zone, specified below, for the applicable month. In addition, all other applicable variable costs as identified below shall apply. For Daily Swing Purchases:
     Buyer shall pay to Seller each Contract Month an amount determined by summing all applicable "Daily Amounts" for the Contract Month. A "Daily Amount" shall be calculated for each day during the Contract Month for which Buyer has scheduled daily swing quantities of Gas for purchase. The "Daily Amounts" shall be determined by multiplying (a) the swing quantities of gas scheduled for the particular day of the Contract Month, by (b) a price per MMBtu determined using the arithmetic average of the high and low prices in the price range reported in Gas Daily, in the table "DAILY PRICE SURVEY", for the applicable zone, specified below, for the applicable day. As to any day for which Gas Daily for any reason (e.g. holidays and weekends) does not publish the above referenced prices, the applicable prices shall be that utilized for the last prior day such is published. In addition, all other applicable variable costs as identified below shall apply.
For Other Purchases:
     For any purchases not covered by a specified pricing method, pricing shall be as negotiated and mutually agreed to in writing by the Parties.
For Summer Storage Refill:
     For summer refill of leased storage, Buyer shall pay to Seller an amount based on averaging the seven Summer monthly indices as defined above for Monthly Baseload Purchases, for the applicable supply area, and based upon presuming storage refill quantities to be equally split between the summer months. For summer refill of company storage, the parties will agree on the extent to which an index average method will be used, after consideration of the operational scheduling needs of company storage. In addition, all other applicable variable costs as identified below shall apply. For Storage Withdrawals:
     For quantities of storage withdrawals for which Buyer has previously paid for commodity, all applicable other variable costs as identified below shall apply.
               Appendix E- Commodity Purchases

System              Applicable Monthly Indices
North/East               PEPL - Texas, Oklahoma
                    ANR - Louisiana
Central/Terre Haute      Texas Gas - Zone 1
                    Texas Gas - Zone SL
South                    Texas Gas - Zone 1
                    Texas Gas - Zone SL
Greensburg/Westport      TETCO - East Louisiana
                    TETCO - West Louisiana
                    TETCO - East Texas
                    TETCO - South Texas
                    Trunkline - Field Zone (Texas, La.)

System              Applicable Daily Indices
North/East               PEPL - Oklahoma
                    ANR - Louisiana-Onshore South
Central/Terre Haute      Texas Gas SL - Louisiana-Onshore
South
                    Texas Gas (entire Z1) - East Texas-North
La. Area
South                    Texas Gas SL - Louisiana-Onshore
South
                    Texas Gas (entire Z1) - East Texas-North
La. Area
Greensburg/Westport      TETCO (ELA) - Louisiana-Onshore
South
                    TETCO (WLA) - Louisiana-Onshore South
                    TETCO (ETX) - East Texas - North La.
Area
                    TETCO (STX) - South - Corpus Christi
                    Trunkline - East - Houston - Katy
                    Trunkline - South - Corpus Christi
                    Trunkline - Louisiana - Onshore South

   APPENDIX E- Commodity Purchases - Other Variable Costs

     The other variable costs shall be determined based upon the rates and charges applicable under each Transporter's Tariff, including the sheets identified below, as well as other applicable sheets, as all of those sheets may be in effect from time to time, and costs arising under applicable agreements, including the agreements identified below, as well as this Agreement.
North/East

PEPL
Contract No.        Tariff Sheet No.
11713               Sheet No. 11
11714               Sheet No. 5
11715               Sheet No. 5
11716               Sheet No. 5
11717               Sheet No. 5
11719               Discounted Rate Agreement
11720               Discounted Rate Agreement
11721               Sheet No. 5
12044               Sheet No. 11
12045               Sheet No. 5

  APPENDIX E -  Commodity Purchases - Other Variable Costs

North/East
ANR
Contract No.   Tariff Sheet No.
X-22           Sheet No. 16
               Sheet No. 14
               Sheet No. 15
               Sheet No. 19
19100          Sheet No. 7
               Sheet No. 17
               Sheet No. 17A
               Sheet No. 19
20250          Sheet No. 7
               Sheet No. 17
               Sheet No. 17A
               Sheet No. 19
20300          Sheet No. 7
               Sheet No. 17
               Sheet No. 17A
               Sheet No. 19
32300          Sheet No. 10
               Sheet No. 19
33050          Sheet No. 10
               Sheet No. 19
70300          Sheet No. 68G

   APPENDIX E - Commodity Purchases - Other Variable Costs

Central/Terre Haute System
Texas Gas G-3
Contract No.        Tariff Sheet No.

N0325               Sheet No. 10
                    Sheet No. 14
T3780               Sheet No. 11
                    Sheet No. 11A
                    Sheet No. 14
South System
Texas Gas G-4
Contract No.        Tariff Sheet No.
N0420               Sheet No. 10
                    Sheet No. 14
T3739               Sheet No. 11
                    Sheet No. 11A
                    Sheet No. 14

   APPENDIX E - Commodity Purchases - Other Variable Costs

Greensburg System
Texas Eastern
Contract No.        Tariff Sheet No.
800171              Sheet No. 36
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129
400109              Sheet No. 43
                    Sheet No. 126
                    Sheet No. 127
                    Sheet No. 128
                    Sheet No. 129

     While Seller and Buyer agree that the identified tariff sheets and agreements are intended to be a complete listing of the applicable tariff sheets and applicable agreements, they further agree that the omission of the reference of one or more sheets or agreements from that list will not affect Buyer's obligation to Seller for rates, charges and costs incurred thereunder.

Amendment
     Seller and Buyer agree that this Appendix E may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix E.


INDIANA ENERGY SERVICES, INC.      INDIANA GAS COMPANY, INC.

By: /s/Carl L. Chapman         By: /s/Jerrold L. Ulrey
    Carl L. Chapman               Jerrold L. Ulrey
Its:  President                Its:  Vice President-Gas Supply & Rates

            APPENDIX F - Management Services Fees


Portfolio Management Service Fee
     Buyer shall pay to Seller a portfolio management service fee derived as follows: In each month of year one of the initial term of this Agreement, Buyer shall pay to Seller a fee equal to one-twelfth of Buyer's annual costs, projected for the twelve months ended December 31, 1996, to otherwise perform the gas supply function (the "Base Year Amount"). In year two, the Base Year Amount shall be adjusted to reflect the annual effect of the application of the Consumer Price Index for the preceding year, minus a productivity factor of one percent, provided that, in no event shall the adjustment be a negative number. The Base Year Amount shall be similarly adjusted each year during the term of the Agreement, each annual adjustment being cumulative of all prior adjustments.
     The Parties agree that in the event there occurs a material change in the circumstances which resulted in the execution of this Agreement, i.e., fundamental changes in the natural gas market place or a significant change in the nature or extent of the services to be provided or received hereunder, and which materially impacts the portfolio management service costs, the Parties will negotiate in good faith to account for that material change in the circumstances and to adjust the portfolio management service fee accordingly.
Marketing Management Service Fee
  Per Dth of Marketed Quantities
     Fee            Market Price Achieved
     $0.01               $0.01-0.0599
     $0.02               $0.06-0.0999
     $0.03               $0.10-0.1399
     $0.04               $0.14-0.1799
     $0.05               $0.18-0.2199
     $0.06               $0.22-0.2599
     $0.07               $0.26-0.2999
     $0.08               $0.30-0.3399
     $0.09               $0.34-9.3799
     $0.10               $0.38-0.4199
     $0.11               $0.42-0.4599
     $0.12               $0.46-0.4999
     $0.13               $0.50-0.5399
     $0.14               $0.54-0.5799
     $0.15               $0.58-0.6199
     $0.16               $0.62-0.6599

            APPENDIX F - Management Services Fees
                         (Continued)

Amendment
     Seller and Buyer agree that this Appendix F may be amended from time to time by mutual agreement of the Parties, which ultimately will be memorialized in a revised
Appendix F.


INDIANA ENERGY SERVICES, INC.      INDIANA GAS COMPANY, INC.

By: /s/Carl L. Chapman         By: /s/Jerrold L. Ulrey
    Carl L. Chapman                 Jerrold L. Ulrey
Its:  President                Its:  Vice President-Gas Supply & Rates

                     APPENDIX G- Notices

Invoice Information:
Buyer:                             Seller:
Indiana Gas Company, Inc.     Brad McHenry
Corporate Accounting          Indiana Energy Services, Inc.
Attn.:  Judy Shular           1630 North Meridian Street
1630 North Meridian Street    Indianapolis, IN 46202
Indianapolis, IN 46202        (317) 321-0353
(317) 321-0461

Payments:
Buyer:                             Seller:
National City Bank            National City Bank
For the Account of:           For the Account of:
  Indiana Gas Company, Inc.     Indiana Energy Services, Inc.

Supply Plans/Operational/Force Majeure:
Buyer:                             Seller:
Supply Plans                       Supply Plans
Mark Classick - (317) 321-0605     Brian Azman - (317) 321-0422

Operational                        Operational
Randy Gary - (317) 321-0507        Curt Hribernik - (317) 321-0610
Force Majeure                      Force Majeure
Randy Gary (317) 321-0507          Brian Azman - (317) 321-0422
Frank Lindsey (317) 321-0334       Curt Hribernik - (317) 321-0610
Gas Controller on Duty (317) 321-0535   John Talley - (317) 321-0479
Indiana Gas Company, Inc.          Indiana Energy Services, Inc.
1630 North Meridian Street         1630 North Meridian Street
Indianapolis, IN 46202             Indianapolis, IN 46202
(317) 321-0787 (Telecopy)          (317) 921-2760 (Telecopy)

All Other Notices:
Buyer:                             Seller:
Gas Control Department             John R. Talley
Attn.:  Randy Gary                 Indiana Energy Services, Inc.
1630 North Meridian Street         1630 North Meridian Street
Indianapolis, IN 46202             Indianapolis, IN 46202

                     APPENDIX G- Notices
                         (Continued)
Amendment
     Seller and Buyer agree that this Appendix G may be amended from time to time as provided in this Agreement, which amendment ultimately will be memorialized in a revised
Appendix G.


INDIANA ENERGY SERVICES, INC.      INDIANA GAS COMPANY, INC.

By: /s/Carl L. Chapman         By: /s/Jerrold L. Ulrey
    Carl L. Chapman               Jerrold L. Ulrey
Its:  President                Its:  Vice President-Gas Supply & Rates


              APPENDIX H - Invoice/Payment Data

Invoice Date -      On or before the tenth (10th) day after the Contract Month.

Due Date -          Five (5) days after Receipt of Invoice.

Payment Method -    By wire transfer to account specified on invoice.

Amendment
     Seller and Buyer agree that this Appendix H may be amended from time to time by mutual agreement of the Parties, which amendment ultimately will be memorialized in a revised Appendix H.


INDIANA ENERGY SERVICES, INC.      INDIANA GAS COMPANY, INC.

By: /s/Carl L. Chapman         By: /s/Jerrold L. Ulrey
    Carl L. Chapman                Jerrold L. Ulrey
Its:  President                Its:  Vice President-Gas Supply & Rates